                        SEMIANNUAL REPORT / APRIL 30 2001

                          AIM EUROPEAN DEVELOPMENT FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      ------------------------------------

             HOMMAGE A BLERIOT, NO. 2, FRAGMENT BY ROBERT DELAUNAY

          LOUIS BLERIOT, A FRENCH ENGINEER AND INVENTOR, WAS THE FIRST

             PERSON TO FLY ACROSS THE ENGLISH CHANNEL FROM FRANCE,

          TRANSPORTED BY A 28-HORSEPOWER MONOPLANE OF HIS OWN DESIGN.

          NEARLY 100 YEARS LATER, THE SAME SPIRIT OF ENTREPRENEURSHIP

          AND COURAGE THAT LAUNCHED BLERIOT'S FLIGHT HAS SENT EUROPE'S

                                MARKETS SOARING.

                      ------------------------------------

AIM European Development Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of equity securities of companies located in Europe with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM European Development Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in the table inside. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were: Class A shares, one year, -39.95%; inception (11/3/97), 17.00%. Class B shares, one year, -40.05%; inception (11/3/97), 17.50%. Class C shares, one year, -37.47%; inception (11/3/97), 18.14%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. countries.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Europe Index is a group of European securities tracked by Morgan Stanley Capital International.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM EUROPEAN DEVELOPMENT FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER


                  Dear Fellow Shareholder:

                  The six months ended April 30, 2001, the period covered by
[PHOTO OF         this report, were among the most difficult we have seen in
ROBERT H.         equity markets in years. Major indexes, both foreign and
GRAHAM]           domestic, posted negative returns, with the technology sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                     What's the lesson? Well, just as the dot-com disaster
                  taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                     During the long bull market, which ran from 1982 until last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
   Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
   Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
   Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
   If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                          AIM EUROPEAN DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


EUROPEAN MARKETS DECLINE, BUT EURO-ZONE ECONOMY STILL POISED FOR GROWTH

HOW DID AIM EUROPEAN DEVELOPMENT FUND PERFORM DURING THE REPORTING PERIOD? European markets were hard hit by profit warnings in the technology area, the refusal of the European Central Bank (the ECB) to lower interest rates and the undetermined effects of livestock diseases. Given this environment, for the six-month period ended April 30, 2001, the fund returned -19.36% for Class A shares, -19.64% for Class B shares and -19.62% for Class C shares based on net asset value (without a sales charge).

                                    [CHART]

SINCE ITS INCEPTION, FUND BEATS INDEX

11/3/97--4/30/01

==========================================
 FUND        FUND       FUND        MSCI*
CLASS A     CLASS B    CLASS C     EUROPE
SHARES      SHARES     SHARES      INDEX

18.36%      18.88%     19.47%       7.73%

* Index return from 10/31/97--4/30/01
==========================================


AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges
================================================================================
CLASS A SHARES
  Inception (11/3/97)               18.36%
  1 Year                           -29.49*
  *-25.40% excluding sales charges

CLASS B SHARES
  Inception (11/3/97)               18.88%
  1 Year                           -29.59*
  *-25.89% excluding CDSC

CLASS C SHARES
  Inception (11/3/97)               19.47%
  1 Year                           -26.61*
  *-25.87% excluding CDSC

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================


DESCRIBE THE EUROPEAN MARKET ENVIRONMENT DURING THE REPORTING PERIOD. Although the year began favorably with European markets cheering the Federal Reserve's decision to cut interest rates, the enthusiasm wasn't long-lived. High-profile profit warnings, particularly from the telecommunications, media and technology (TMT) sector, hurt the euro region and led to thousands of job cuts in the high-tech industry. European TMT stock woes were brought on by several factors, including:

o A spending spree on universal mobile-telecommunications systems or 3G licenses. Huge outlays on these have left many balance sheets groaning with debt.
o Tech shares have among the highest correlations with one another of any sector. Therefore, when one company in the tech arena has a profit warning, its competitors may react in kind.

Fortunately, April was a better month for world markets--including those in Europe--as stronger U.S. growth prospects contributed to a tech rally.

NAME SOME SECTORS/COMPANIES THAT POSTED POSITIVE RESULTS.
Although many European high-tech companies issued earnings warnings in the first quarter, other (more defensive) sectors posted stronger results. In the pharmaceutical sector, for instance, many companies posted better-than-expected earnings. Among them were several fund holdings, including:

o  Aventis (France)
o  Sanofi-Synthelabo (France)
o  Altana (Germany)
o  Novo Nordisk (Denmark)
o  Serono (Switzerland)

In the financial area, several retail-based banks exceeded forecasts, including fund holdings:

o  Bank of Ireland (Ireland)
o  BNP Paribas Group (France)
o  Banco Popular (Spain)

The retail sector also had strong momentum, particularly in France and the United Kingdom, and the oil sector continued to perform well.
   In terms of trends, value stocks continued to outperform growth stocks and European small-cap stocks outperformed large-cap issues. Small-cap stocks in Europe are more insulated than their large-cap peers from concerns over the health of the U.S. economy.

HOW HAS THE ECONOMIC SLOWDOWN AFFECTED INTEREST RATES AND THE EURO?
Thus far in 2001, the Federal Reserve has continued its easing policy by cutting U.S. interest rates. Most countries around the world followed suit. The ECB, however, was the conspicuous abstainer. In fact, as of the end of the reporting period, it was the only major central bank not to cut rates. Why? The ECB reasoned that it didn't need to reduce interest rates as inflation in the euro area remained well above the 2% ceiling of the bank's inflation target.
   The euro--the single currency for 12 European countries--started showing signs of strength late last year. Many believed that a U.S. slowdown coupled with continued economic growth in Europe would strengthen the beleaguered currency. And the euro did strengthen against the dollar through the end of the year and the start of 2001. However, by the end of April it had erased most of its earlier gains. The euro's troubling performance vis-a-vis the dollar has had a negative impact on the fund.


          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==================================================================================================================================
TOP 10 EQUITY HOLDINGS                                          TOP 10 INDUSTRIES                            TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. NH Hoteles S.A. (Spain)               2.36%    1. Banks (Major Regional)                 8.48%     1. France            26.57%

 2. Sanofi-Synthelabo S.A. (France)       2.12     2. Health Care (Drugs--Generic & Other)   7.56      2. United Kingdom    18.77

 3. Hugo Boss A.G. Pfd. (Germany)         2.10     3. Services (Commercial & Consumer)       7.42      3. Germany            7.95

 4. Royal Bank of Scotland                2.08     4. Manufacturing (Specialized)            5.24      4. Switzerland        7.72
    Group PLC (The) (United Kingdom)

 5. Vestas Wind Systems A.S. (Denmark)    2.06     5. Oil (International Integrated)         4.72      5. Spain              6.69

 6. PSA Peugeot Citroen (France)          2.04     6. Investment Management                  4.32      6. Netherlands        4.63

 7. Aventis S.A. (France)                 2.03     7. Health Care                            3.85      7. Ireland            4.54
                                                      (Medical Products & Supplies)

 8. Riunione Adriatica                    1.98     8. Insurance Brokers                      3.77      8. Italy              4.51
    di SiCurta S. p. A. (Italy)

 9. BNP Paribas S.A. (France)             1.96     9. Construction (Cement & Aggregates)     3.44      9. Sweden             4.44

10. Altana A.G. (Germany)                 1.92    10. Electronics                            3.07     10. Denmark            4.15
                                                      (Component Distributors)

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================


HOW HAVE EUROPEAN ECONOMIES FARED OVER THE REPORTING PERIOD?
While the euro continues to struggle, European economies (for the most part) do not. As two of the world's largest economies--the United States and Japan--face serious economic slowdowns, the euro area's economy is still expected to grow around 2.6% this year. In Europe, Germany's economy is probably the most exposed to a U.S. slowdown; German manufacturing orders have fallen this year and unemployment has risen. Still, other economies in the region such as France and the Netherlands continue to thrive.

HAVE YOU CHANGED THE FUND'S SECTOR ALLOCATION?
This year we continue to de-emphasize the fund's exposure to the technology sector because of the associated earnings risk. We feel that European analysts are further behind their U.S. counterparts in aggressively downgrading earnings for technology shares.
   During the first quarter, we increased our weighting in the financial sector. We favor regional banks with generally strong retail franchises. In general, we are attracted to those banks that have limited credit exposure to troubled telecommunications stocks or weakened capital markets.
   We have also increased our exposure to the consumer-cyclical and capital-goods sectors. In the capital-goods area, we are witnessing exceptional momentum in Spanish construction stocks.

ANY FINAL THOUGHTS?
At the close of the reporting period, Europe's economy is still poised for growth. Although that growth has slowed some from last year's projections, Europe is still expected to grow faster than the United States this year. An American slowdown certainly affects Europe, but in some respects less than other parts of the world. Europe's exports to America amount to only a small portion of Europe's GDP, so a sharp fall in American imports would have limited impact on Europe. Euro-zone economies could also be cushioned this year by sweeping tax reforms and the fact that European household saving rates have remained rather high.

--------------------------------------------------------------------------------
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If you choose to receive your reports online, you will not receive a paper copy
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   Please visit our Web site at www.aimfunds.com and go to "Your AIM Account."
Log into your account and then click on the "View Other Account Options" drop-down menu and select "eDelivery."
   If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM EUROPEAN DEVELOPMENT FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]


   A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
          Funds--Registered Trademark-- o AMVESCAP National Trust Company


                          AIM EUROPEAN DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-97.13%

BELGIUM-1.39%

Omega Pharma S.A. (Health
  Care-Drugs-Generic & Other)           164,800   $  5,447,264
==============================================================

DENMARK-4.15%

H. Lundbeck A.S. (Health
  Care-Drugs-Major Pharmaceuticals)      77,200      1,770,548
--------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)           168,500      6,407,415
--------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)           172,700      8,065,251
==============================================================
                                                    16,243,214
==============================================================

FINLAND-2.46%

Amer Group Ltd. (Leisure
  Time-Products)                        167,400      3,790,802
--------------------------------------------------------------
Sampo Oyj-Class A (Insurance
  Brokers)                              347,500      3,638,579
--------------------------------------------------------------
Tietoenator Oyj (Computers-Software
  & Services)(a)                         70,900      2,183,085
==============================================================
                                                     9,612,466
==============================================================

FRANCE-26.57%

Altran Technologies S.A.
  (Services-Commercial & Consumer)      107,800      6,982,912
--------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                 98,600      5,866,386
--------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)            102,600      7,947,976
--------------------------------------------------------------
Beneteau
  (Manufacturing-Specialized)            41,800      4,191,309
--------------------------------------------------------------
BNP Paribas S.A. (Banks-Major
  Regional)                              86,200      7,664,255
--------------------------------------------------------------
Coflexip S.A. (Metal
  Fabricators)(a)                        21,200      3,122,762
--------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)             34,400      5,805,825
--------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/ Marketing)     154,300      2,037,341
--------------------------------------------------------------
Hermes International
  (Manufacturing-Diversified)            23,100      3,320,641
--------------------------------------------------------------
Metrologic Group
  (Computers-Software & Services)        36,500      2,589,443
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           25,100      4,323,089
--------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)        27,900      7,969,299
--------------------------------------------------------------
Riber S.A. (Electrical
  Equipment)(a)                         124,800      1,024,357
--------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)           138,550      8,310,902
--------------------------------------------------------------
Silicon-On-Insulator Technologies
  (SOITEC) (Electronics-Component
  Distributors)(a)                      250,800      4,450,948
--------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)                 78,400      5,057,611
--------------------------------------------------------------
Sodexho Alliance S.A.
  (Services-Commercial &
  Consumer)(a)                           54,100      2,664,313
--------------------------------------------------------------
TotalFinaElf S.A.
  (Oil-International Integrated)         48,637      7,250,551
--------------------------------------------------------------
Vallourec S.A.
  (Manufacturing-Diversified)(a)         73,400      4,428,941
--------------------------------------------------------------
Vinci S.A. (Construction-Cement &
  Aggregates)                            68,200      3,994,140
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FRANCE-(CONTINUED)

Vivendi Environment
  (Services-Commercial &
  Consumer)(a)                           66,800   $  2,925,813
--------------------------------------------------------------
Zodiac SA
  (Manufacturing-Diversified)             8,700      2,068,945
==============================================================
                                                   103,997,759
==============================================================

GERMANY-7.95%

Altana A.G. (Health
  Care-Drugs-Generic & Other)            62,250      7,512,305
--------------------------------------------------------------
AMB Aachener & Muenchener
  Beteiligungs A.G.
  (Insurance-Multi-Line)                 38,300      4,353,543
--------------------------------------------------------------
Gfk A.G. (Services-Commercial &
  Consumer)                              81,219      2,522,439
--------------------------------------------------------------
Hugo Boss A.G.-Pfd
  (Manufacturing-Specialized)            27,700      8,234,164
--------------------------------------------------------------
Medion A.G. (Electronics-Component
  Distributors)                          50,900      4,358,530
--------------------------------------------------------------
MLP A.G.-Pfd. (Services-Commercial
  & Consumer)                            32,000      3,549,400
--------------------------------------------------------------
Tecis Holding A.G. (Investment
  Management)                            19,950        589,498
==============================================================
                                                    31,119,879
==============================================================

IRELAND-4.54%

Anglo Irish Bank Corp. PLC
  (Banks-Regional)(a)                 1,397,500      4,600,666
--------------------------------------------------------------
Bank of Ireland (Banks-Major
  Regional)                             742,400      7,173,990
--------------------------------------------------------------
Ryanair Holdings PLC-ADR
  (Airlines)(a)                         116,200      5,995,920
==============================================================
                                                    17,770,576
==============================================================

ISRAEL-0.90%

Card-Guard Scientific Survival Ltd.
  (Health Care-Specialized
  Services)(a)                           67,500      3,540,244
==============================================================

ITALY-4.51%

Alleanza Assicurazioni (Insurance
  Brokers)                              267,700      3,389,747
--------------------------------------------------------------
Bulgari S.p.A. (Consumer-Jewelry,
  Novelties & Gifts)(a)                 235,500      2,779,313
--------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                         548,800      3,759,468
--------------------------------------------------------------
Riunione Adriatica di Sicurta
  S.p.A. (Insurance Brokers)            586,800      7,732,350
==============================================================
                                                    17,660,878
==============================================================

NETHERLANDS-4.63%

Fugro N.V. (Services-Commercial &
  Consumer)(a)                           65,500      4,155,682
--------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)(a)                            114,000      3,540,527
--------------------------------------------------------------
Nutreco Holding N.V. (Agricultural
  Products)                             141,400      5,796,774
--------------------------------------------------------------
Van der Moolen Holding N.V.
  (Investment Banking/Brokerage)         51,000      4,611,469
==============================================================
                                                    18,104,452
==============================================================

NORWAY-2.41%

Ekornes A.S.A. (Household Furniture
  & Appliances)                         357,500      2,731,167
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
NORWAY-(CONTINUED)

Tandberg A.S.A. (Communications
  Equipment)(a)                         230,700   $  2,840,227
--------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A
  (Oil & Gas-Exploration &
  Production)(a)                        229,800      3,864,817
==============================================================
                                                     9,436,211
==============================================================

SPAIN-6.69%

Banco Popular Espanol S.A.
  (Banks-Major Regional)                109,100      3,895,630
--------------------------------------------------------------
Grupo Dragados, S.A.
  (Construction-Cement &
  Aggregates)                           420,000      5,191,530
--------------------------------------------------------------
Grupo Ferrovial, S.A.
  (Construction-Cement &
  Aggregates)(a)                        272,600      4,257,292
--------------------------------------------------------------
NH Hoteles, S.A. (Investment
  Management)                           695,700      9,253,768
--------------------------------------------------------------
Telefonica, S.A. (Telephone)(a)         210,650      3,566,439
==============================================================
                                                    26,164,659
==============================================================

SWEDEN-4.44%

Biacore International A.B.
  (Electronics-Instrumentation)(a)      117,200      3,932,195
--------------------------------------------------------------
HiQ International A.B.
  (Services-Data Processing)            500,100      2,297,348
--------------------------------------------------------------
Micronic Laser Systems A.B.
  (Electronics-Semiconductors)(a)       138,200      2,749,712
--------------------------------------------------------------
Nobel Biocare A.B.
  (Healthcare-Specialized Services)      50,800      1,932,312
--------------------------------------------------------------
Q-Med A.B. (Health Care-Medical
  Products & Supplies)(a)               315,200      6,455,867
==============================================================
                                                    17,367,434
==============================================================

SWITZERLAND-7.72%

Compagnie Financiere Richemont
  A.G.-Units (Tobacco)(b)                 1,305      3,234,201
--------------------------------------------------------------
Julius Baer Holding Ltd. A.G.-Class
  B (Banks-Major Regional)                  295      1,278,580
--------------------------------------------------------------
Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                        3,360      3,195,297
--------------------------------------------------------------
Nestle S.A. (Foods)                       3,270      6,769,742
--------------------------------------------------------------
Phonak Holding A.G.
  (Consumer-Jewelry, Novelties &
  Gifts)(a)                               1,170      3,793,118
--------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)             2,300      1,895,623
--------------------------------------------------------------
Swatch Group A.G. (The)-Class B
  (Consumer-Jewelry, Novelties &
  Gifts)                                  1,290      1,428,253
--------------------------------------------------------------
Synthes Stratec, Inc. (Health
  Care-Medical Products &
  Supplies)(c)                            3,500      2,085,819
--------------------------------------------------------------
Tecan Group A.G. (Health
  Care-Medical Products & Supplies)       6,850      6,533,962
==============================================================
                                                    30,214,595
==============================================================

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-18.77%

Amey PLC (Engineering &
  Construction)                         987,700   $  5,683,512
--------------------------------------------------------------
Arcadia Group PLC (Retail-Specialty
  Apparel)(a)                           564,400      1,972,287
--------------------------------------------------------------
BP Amoco PLC (Oil-International
  Integrated)                           526,400      4,722,065
--------------------------------------------------------------
Capita Group PLC
  (Services-Commercial & Consumer)      878,800      6,217,344
--------------------------------------------------------------
Dixons Group PLC (Retail-Specialty)     995,800      3,476,246
--------------------------------------------------------------
easyJet PLC (Airlines)(a)               564,400      3,221,873
--------------------------------------------------------------
Man Group PLC (Investment
  Management)                           580,000      7,056,878
--------------------------------------------------------------
Matalan PLC (Retail-Discounters)        204,800      1,218,911
--------------------------------------------------------------
MFI Furniture Group PLC (Household
  Furnishing & Appliances)(a)         1,427,500      2,263,575
--------------------------------------------------------------
Morrison (William) Supermarkets PLC
  (Retail-Food Chains)                  653,400      1,869,639
--------------------------------------------------------------
NDS Group PLC-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                              58,100      2,178,750
--------------------------------------------------------------
Next PLC (Retail-General
  Merchandise)(a)                       375,400      4,914,326
--------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)            385,600      3,028,712
--------------------------------------------------------------
Reckitt Benckiser PLC (Household
  Products-Non-Durables)                248,500      3,389,969
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                351,200      8,134,857
--------------------------------------------------------------
Shell Transport & Trading Co. PLC
  (Oil-International Integrated)        777,700      6,492,344
--------------------------------------------------------------
St. James's Place Capital PLC
  (Insurance-Life/ Health)              932,600      5,577,252
--------------------------------------------------------------
Unilever PLC (Foods)                    268,100      2,025,253
==============================================================
                                                    73,443,793
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $356,915,173)                                380,123,424
==============================================================

MONEY MARKET FUNDS-4.93%

STIC Liquid Assets Portfolio(d)       9,636,239      9,636,239
--------------------------------------------------------------
STIC Prime Portfolio(d)               9,636,239      9,636,239
==============================================================
    Total Money Market Funds (Cost
      $19,272,478)                                  19,272,478
==============================================================
TOTAL INVESTMENTS-102.06% (Cost
  $376,187,651)                                    399,395,902
==============================================================
OTHER ASSETS LESS
  LIABILITIES-(2.06%)                               (8,058,838)
==============================================================
NET ASSETS-100.00%                                $391,337,064
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 6

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $376,187,651)*                                $399,395,902
------------------------------------------------------------
Foreign currencies, at value (cost $2,795,123)     2,745,136
------------------------------------------------------------
Receivables for:
  Investments sold                                   686,497
------------------------------------------------------------
  Capital stock sold                               3,046,395
------------------------------------------------------------
  Dividends and interest                             943,799
------------------------------------------------------------
Investment for deferred compensation plan             17,803
------------------------------------------------------------
Collateral for securities loaned                  31,240,443
------------------------------------------------------------
Other assets                                          27,958
============================================================
    Total assets                                 438,103,933
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            4,502,265
------------------------------------------------------------
  Capital stock reacquired                        10,657,804
------------------------------------------------------------
  Deferred compensation plan                          17,803
------------------------------------------------------------
  Collateral upon return of securities loaned     31,240,443
------------------------------------------------------------
Accrued administrative services fees                   8,483
------------------------------------------------------------
Accrued distribution fees                            222,450
------------------------------------------------------------
Accrued directors' fees                                1,326
------------------------------------------------------------
Accrued transfer agent fees                           38,831
------------------------------------------------------------
Accrued operating expenses                            77,464
============================================================
    Total liabilities                             46,766,869
============================================================
Net assets applicable to shares outstanding     $391,337,064
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $213,621,732
____________________________________________________________
============================================================
Class B                                         $135,441,934
____________________________________________________________
============================================================
Class C                                         $ 42,273,398
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     11,225,248
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      7,289,664
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,273,171
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      19.03
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.03 divided by
      94.50%)                                   $      20.14
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      18.58
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      18.60
____________________________________________________________
============================================================

* At April 30, 2001, securities with an aggregate market value of $29,822,488 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $264,745)                                     $  1,562,949
------------------------------------------------------------
Dividends from affiliated money market funds         792,497
------------------------------------------------------------
Interest                                              18,733
------------------------------------------------------------
Security lending income                               62,265
============================================================
    Total investment income                        2,436,444
============================================================

EXPENSES:

Advisory fees                                      2,069,940
------------------------------------------------------------
Administrative services fees                          54,094
------------------------------------------------------------
Custodian fees                                       198,907
------------------------------------------------------------
Distribution fees -- Class A                         416,106
------------------------------------------------------------
Distribution fees -- Class B                         747,552
------------------------------------------------------------
Distribution fees -- Class C                         237,264
------------------------------------------------------------
Transfer agent fees -- Class A                       269,331
------------------------------------------------------------
Transfer agent fees -- Class B                       177,155
------------------------------------------------------------
Transfer agent fees -- Class C                        56,226
------------------------------------------------------------
Directors' fees                                        4,686
------------------------------------------------------------
Other                                                170,339
============================================================
    Total expenses                                 4,401,600
============================================================
Less: Expenses paid indirectly                        (5,072)
------------------------------------------------------------
    Net expenses                                   4,396,528
============================================================
Net investment income (loss)                      (1,960,084)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (41,367,518)
------------------------------------------------------------
  Foreign currencies                                  31,748
============================================================
                                                 (41,335,770)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (51,142,019)
------------------------------------------------------------
  Foreign currencies                                  21,551
============================================================
                                                 (51,120,468)
============================================================
Net gain (loss) from investment securities and
  foreign currencies                             (92,456,238)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(94,416,322)
____________________________________________________________
============================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                APRIL 30,      OCTOBER 31,
                                                                  2001             2000
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (1,960,084)   $ (5,079,875)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (41,335,770)      7,766,214
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (51,120,468)     36,243,757
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (94,416,322)     38,930,096
===========================================================================================
Share transactions-net:
  Class A                                                        (9,951,307)    149,580,238
-------------------------------------------------------------------------------------------
  Class B                                                          (328,985)     88,697,953
-------------------------------------------------------------------------------------------
  Class C                                                        (1,349,647)     42,014,471
===========================================================================================
    Net increase (decrease) in net assets                      (106,046,261)    319,222,758
===========================================================================================

NET ASSETS:

  Beginning of period                                           497,383,325     178,160,567
===========================================================================================
  End of period                                               $ 391,337,064    $497,383,325
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 413,334,959    $424,964,898
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (1,977,420)        (17,336)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (43,190,298)     (1,854,528)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           23,169,823      74,290,291
===========================================================================================
                                                              $ 391,337,064    $497,383,325
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $1,620,590 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $54,094 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $362,269 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $416,106, $747,552, and $237,264, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $90,672 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $70,684 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,743 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,072 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $5,072.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $29,822,488 were on loan to brokers. The loans were secured by cash collateral of $31,240,443 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the six months ended April 30, 2001, the Fund received fees of $62,265 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $261,356,590 and $245,891,973, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 37,468,592
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (14,260,341)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 23,208,251
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                    APRIL 30, 2001                OCTOBER 31, 2000
                                                             ----------------------------    ---------------------------
                                                               SHARES          AMOUNT          SHARES         AMOUNT
                                                             -----------    -------------    ----------    -------------
Sold:
  Class A                                                     13,377,758    $ 271,815,661    14,973,472    $ 398,349,739
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,000,844       20,531,610     5,164,473      138,279,616
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,242,619       24,784,612     2,755,179       71,725,762
========================================================================================================================
Reacquired:
  Class A                                                    (13,748,704)    (281,766,968)   (9,417,238)    (248,769,501)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,049,147)     (20,860,595)   (1,967,360)     (49,581,663)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,311,162)     (26,134,259)   (1,150,167)     (29,711,291)
========================================================================================================================
                                                                (487,792)   $ (11,629,939)   10,358,359    $ 280,292,662
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                                         NOVEMBER 3, 1997
                                                              SIX MONTHS                                 (DATE OPERATIONS
                                                                ENDED        YEAR ENDED OCTOBER 31,       COMMENCED) TO
                                                              APRIL 30,     -------------------------      OCTOBER 31,
                                                                 2001       2000(a)            1999          1998(a)
                                                              ----------    --------          -------     -----------------
Net asset value, beginning of period                           $  23.59     $  16.42          $ 12.96        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                             (0.06)       (0.21)           (0.11)         (0.08)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.50)        7.38             3.58           3.04
===========================================================================================================================
    Total from investment operations                              (4.56)        7.17             3.47           2.96
===========================================================================================================================
Less dividends from net investment income                            --           --            (0.01)            --
===========================================================================================================================
Net asset value, end of period                                 $  19.03     $  23.59          $ 16.42        $ 12.96
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  (19.33)%      43.67%           26.81%         29.60%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $213,622     $273,605          $99,148        $76,686
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                            1.73%(c)     1.69%            1.88%          1.98%(d)(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.60)%(c)   (0.82)%          (0.69)%        (0.58)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                              59%         112%             122%            93%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $239,745,267.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.
(e)  Annualized.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                         NOVEMBER 3, 1997
                                                              SIX MONTHS                                 (DATE OPERATIONS
                                                                ENDED        YEAR ENDED OCTOBER 31,       COMMENCED) TO
                                                              APRIL 30,     -------------------------      OCTOBER 31,
                                                                 2001       2000(a)            1999          1998(a)
                                                              ----------    --------          -------    ------------------
Net asset value, beginning of period                           $  23.11     $  16.20          $ 12.87        $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)       (0.38)           (0.22)         (0.18)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.40)        7.29             3.55           3.05
===========================================================================================================================
    Total from investment operations                              (4.53)        6.91             3.33           2.87
===========================================================================================================================
Net asset value, end of period                                 $  18.58     $  23.11          $ 16.20        $ 12.87
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  (19.60)%      42.65%           25.87%         28.70%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $135,442     $169,614          $67,074        $50,121
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                            2.39%(c)     2.39%            2.63%          2.72%(d)(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.26)%(c)   (1.52)%          (1.44)%        (1.32)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                              59%         112%             122%            93%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $150,749,499.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

                                                                                      CLASS C
                                                              ----------------------------------------------------------
                                                                                                      NOVEMBER 3, 1997
                                                              SIX MONTHS                              (DATE OPERATIONS
                                                                ENDED       YEAR ENDED OCTOBER 31,     COMMENCED) TO
                                                              APRIL 30,     ----------------------      OCTOBER 31,
                                                                 2001       2000(a)         1999          1998(a)
                                                              ----------    -------        -------    ------------------
Net asset value, beginning of period                           $ 23.13      $16.21         $ 12.88         $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)      (0.38)          (0.23)         (0.18)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.40)       7.30            3.56           3.06
========================================================================================================================
    Total from investment operations                             (4.53)       6.92            3.33           2.88
========================================================================================================================
Net asset value, end of period                                 $ 18.60      $23.13         $ 16.21         $12.88
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 (19.58)%     42.69%          25.85%         28.80%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $42,273      $54,164        $11,938         $9,639
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           2.39%(c)    2.39%           2.63%          2.72%(d)(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.26)%(c)  (1.52)%         (1.44)%        (1.32)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             59%        112%            122%            93%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $47,846,061.
(d) Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.89%.
(e)  Annualized.

NOTE 10-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Directors of the Company, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the two years ended October 31, 2000. The audit reports of KPMG LLP on the financial statements of the Fund for the two years ended October 31, 2000 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the two years ended October 31, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with PricewaterhouseCoopers LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of directors is elected by you to look after your interests as a mutual-fund shareholder. Directors' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 directors are independent. In other words, they have no affiliation with AIM except as independent fund directors charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as directors.

  Listed below are the members of the board of directors of your mutual fund and their respective titles.

BOARD OF DIRECTORS                             OFFICERS                               OFFICE OF THE FUND
Robert H. Graham                               Robert H. Graham                       11 Greenway Plaza
Chairman, President and                        Chairman and President                 Suite 100
Chief Executive Officer                                                               Houston, TX 77046
A I M Management Group Inc.                    Carol F. Relihan
                                               Senior Vice President and Secretary    INVESTMENT ADVISOR
Bruce L. Crockett
Director                                       Gary T. Crum                           A I M Advisors, Inc.
ACE Limited;                                   Senior Vice President                  11 Greenway Plaza
Formerly Director, President, and                                                     Suite 100
Chief Executive Officer                        Edgar M. Larsen                        Houston, TX 77046
COMSAT Corporation                             Vice President
                                                                                      TRANSFER AGENT
Owen Daly II                                   Dana R. Sutton
Formerly Director                              Vice President and Treasurer           A I M Fund Services, Inc.
Cortland Trust Inc.                                                                   P.O. Box 4739
                                               Robert G. Alley                        Houston, TX 77210-4739
Albert R. Dowden                               Vice President
Chairman of the Board of Directors,                                                   CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and    Melville B. Cox
Director, Magellan Insurance Company,          Vice President                         State Street Bank and Trust Company
Formerly Director, President and                                                      225 Franklin Street
Chief Executive Officer,                       Mary J. Benson                         Boston, MA 02110
Volvo Group North America, Inc.; and           Assistant Vice President and
Senior Vice President, AB Volvo                Assistant Treasurer                    COUNSEL TO THE FUND

Edward K. Dunn Jr.                             Sheri Steward Morris                   Ballard Spahr
Chairman, Mercantile Mortgage Corp.;           Assistant Vice President and           Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,          Assistant Treasurer                    1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                              Philadelphia, PA 19103
President, Mercantile Bankshares               Juan E. Cabrera, Jr.
                                               Assistant Secretary                    COUNSEL TO THE DIRECTORS
Jack M. Fields
Chief Executive Officer                        Jim A. Coppedge                        Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                    Assistant Secretary                    919 Third Avenue
Formerly Member                                                                       New York, NY 10022
of the U.S. House of Representatives           Renee A. Friedli
                                               Assistant Secretary                    DISTRIBUTOR
Carl Frischling
Partner                                        P. Michelle Grace                      A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP          Assistant Secretary                    11 Greenway Plaza
                                                                                      Suite 100
Prema Mathai-Davis                             John H. Lively                         Houston, TX 77046
Formerly Chief Executive Officer,              Assistant Secretary
YWCA of the U.S.A.
                                               Nancy L. Martin
Lewis F. Pennock                               Assistant Secretary
Partner
Pennock & Cooper                               Ofelia M. Mayo
                                               Assistant Secretary
Louis S. Sklar
Executive Vice President                       Lisa A. Moss
Hines Interests                                Assistant Secretary
Limited Partnership
                                               Kathleen J. Pflueger
                                               Assistant Secretary

                                               Stephen R. Rimes
                                               Assistant Secretary

                                               Timothy D. Yang
                                               Assistant Secretary

                            EQUITY FUNDS                                                        FIXED-INCOME FUNDS

     DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS               TAXABLE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                             MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Small Cap Opportunities(1)         AIM Latin American Growth                         AIM Strategic Income
AIM Mid Cap Opportunities(1)           AIM Developing Markets                            AIM High Yield II
AIM Large Cap Opportunities(2)         AIM European Small Company                        AIM High Yield
AIM Emerging Growth                    AIM Asian Growth                                  AIM Income
AIM Small Cap Growth(1)                AIM Japan Growth                                  AIM Global Income
AIM Aggressive Growth                  AIM International Emerging Growth                 AIM Floating Rate
AIM Mid Cap Growth                     AIM European Development                          AIM Intermediate Government
AIM Small Cap Equity                   AIM Euroland Growth                               AIM Limited Maturity Treasury
AIM Capital Development                AIM Global Aggressive Growth                      AIM Money Market
AIM Constellation                      AIM International Equity
AIM Dent Demographic Trends            AIM Advisor International Value                          MORE CONSERVATIVE
AIM Select Growth                      AIM Worldwide Spectrum
AIM Large Cap Growth                   AIM Global Trends                                   TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                         AIM Global Growth
AIM Mid Cap Equity                                                                               MORE AGGRESSIVE
AIM Value II                                       MORE CONSERVATIVE
AIM Charter                                                                              AIM High Income Municipal
AIM Value                                         SECTOR EQUITY FUNDS                    AIM Tax-Exempt Bond of Connecticut
AIM Blue Chip                                                                            AIM Municipal Bond
AIM Basic Value                                     MORE AGGRESSIVE                      AIM Tax-Free Intermediate
AIM Large Cap Basic Value                                                                AIM Tax-Exempt Cash
AIM Balanced                           AIM New Technology
AIM Advisor Flex                       AIM Global Telecommunications and Technology             MORE CONSERVATIVE
                                       AIM Global Infrastructure
       MORE CONSERVATIVE               AIM Global Resources
                                       AIM Global Financial Services
                                       AIM Global Health Care
                                       AIM Global Consumer Products and Services
                                       AIM Advisor Real Estate
                                       AIM Global Utilities

                                                   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

[DALL BAR 2000 LOGO]                                     [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       EDF-SAR-1

A I M Distributors, Inc.